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                                                                      EXHIBIT 21

                     SUBSIDIARIES OF STEINER LEISURE LIMITED

                        OWNED BY STEINER LEISURE LIMITED


                                                  JURISDICTION OF
               NAME OF SUBSIDIARY                  INCORPORATION

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                                                                      EXHIBIT 21


                     SUBSIDIARIES OF STEINER LEISURE LIMITED

                        OWNED BY STEINER LEISURE LIMITED

                                                      JURISDICTION OF
         NAME OF SUBSIDIARY                            INCORPORATION


Cosmetics Limited                                        The Bahamas

Elemis Limited                                           United Kingdom

Steiner Spa Resorts Limited                              The Bahamas

Steiner Training Limited                                 United Kingdom

Steiner Transocean Limited                               The Bahamas

Steiner U.S. Holdings, Inc.                              Florida

Spa Resources Limited                                    The Bahamas


                      OWNED BY STEINER U.S. HOLDINGS, INC.


Steiner Education Group, Inc.                            Florida
Steiner Beauty Products, Inc.                            Florida
Steiner Management Services LLC(1)                       Florida


                     OWNED BY STEINER EDUCATION GROUP, INC.


FCNH, Inc.                                               Florida


                           OWNED BY COSMETICS LIMITED


                                                      JURISDICTION OF
         NAME OF SUBSIDIARY                            INCORPORATION

EBSC Limited                                            The Bahamas


                             OWNED BY ELEMIS LIMITED


                                                      JURISDICTION OF
         NAME OF SUBSIDIARY                            INCORPORATION

EJ Contracts Limited                                   United Kingdom

Emma Steiner Limited                                   United Kingdom


                        OWNED BY STEINER TRAINING LIMITED


                                                      JURISDICTION OF
         NAME OF SUBSIDIARY                            INCORPORATION

Steiner Group Limited                                  United Kingdom



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     (1). Formerly known as CT Maritime Services, L.C.